Morgan Stanley High Yield Securities Inc.
LETTER TO THE SHAREHOLDERS / / AUGUST 31, 2001

Dear Shareholder:
During the 12-month period ended August 31, 2001, the high-yield market was highly volatile. The periods from September through November in 2000 and March through May in 2001 were particularly difficult. The market's volatility was caused by continued bad news in the telecommunications sector, a declining equity market, a large new-issue calendar in the spring and a continued high default rate. Many telecom companies announced poor earnings and lower revenues, which pushed the sector lower throughout most of the past 12 months. Liquidity worsened on both the buy and sell side as dealers resisted putting their capital at risk. Mutual fund flows were negative in 2000, then turned highly positive early in 2001. Unfortunately, however, the cash flow slowed at the same time a large number of new issues were being priced, and the telecom problems worsened.

Credit spreads in the high-yield market relative to U.S. Treasury securities continued to trade at very wide levels during the period under review. Spreads also continued to widen within the lower-rated portion of the high-yield market as investors continued to favor the relatively higher-quality end of the marketplace. As a result of this trend, lower-yielding, higher-quality BB-rated bonds held up significantly better than lower-rated bonds.

Performance and Portfolio Strategy
Against this difficult backdrop, Morgan Stanley High Yield Securities' Class A and D shares returned -37.05 percent and -36.95 percent, respectively, during the 12-month period ended August 31, 2001. During the same period, the Lehman Brothers High Yield Index returned 0.22 percent. The Fund's Class B and C shares returned -37.27 percent and -37.34 percent, respectively. Performance of the Fund's four classes varies because each has different expenses. The total return figures given assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. The accompanying chart compares the Fund's performance to that of the Lehman Brothers High Yield Index.

The past three years have been one of the most difficult periods for the high-yield market. As a result of substantial weakness in the market, we have seen high-yield bond prices decline sharply and yields rise over this period. The Fund's core position in the B-rated sector was adversely affected. Our allocations in the fixed-line communications sector and to a lesser extent in wireless communications were the major reasons for the disappointing performance. Fixed-line telecom was the worst performing sector during the past 12 months and vastly underperformed the rest of the high-yield market. This sector experienced a high default rate and many rating downgrades, which led investors to sell the sector and pushed prices down for most telecom bonds. We have reduced the exposure in the Fund to this sector in 2001, but our higher weighting in it than the market had resulted in the Fund's underperformance.

Morgan Stanley High Yield Securities Inc.
LETTER TO THE SHAREHOLDERS / / AUGUST 31, 2001 CONTINUED

In our opinion, while many telecom issuers have had problems in this very challenging environment, we believe that investor sentiment has become excessively negative. Our value-oriented analysis suggests that this sector may be poised for better performance in the months ahead.

Our new portfolio management team, which began managing the Fund in January, has been actively repositioning the portfolio for the current market environment. We have initiated positions in more than 30 new companies, including Allied Waste, Chesapeake Energy, Schuler Homes, Salem Communications, Health Net, PRIMEMEDIA, Quebecor, Nextmedia and Beazer Homes. We eliminated positions in many companies such as Brill Media, Envirodyne, Neff, Friendly's, Windemere, Sabreliner and James Cable. In addition, we have increased the overall credit quality of the portfolio by buying BB-rated securities and trimming our exposure to the telecom sector. However, we continue to maintain constructive positions in wireline communications, cable, wireless communications and media.

The widening of yield spreads in recent months has added to the attractiveness of the high-yield market. While past performance is no guarantee of future results, historically the high-yield market has done relatively well in periods following the lowering of interest rates by the Federal Reserve.

Looking Ahead
There is no doubt that the September 11 terrorist attack will have a negative impact on the markets and the economy. Consensus estimates for the second half of 2001 have accordingly been revised from modestly positive to slightly negative. A decline in economic output for two successive quarters would meet the customary definition of a recession, which would be the first in a record ten years.

Even so, there is good reason to believe that the economy has not been completely derailed from the road to recovery. In recent months, there were many solid signs that the economy was approaching a trough. Many leading indicators had been climbing, suggesting that the economy was on the mend. Manufacturers' new orders moved solidly into positive territory by the end of the summer. Evidence like this suggests that many companies are confronting the current crisis in far better shape than might have been the case a year ago.

In the past, stocks have typically led the economy to recovery, and we believe that a stronger economic recovery next year combined with all the liquidity already in the system could help propel a sudden turnaround. A pronounced stock market rally could lead to regret for some, including those who fled the markets and especially those who gambled that the stock market would fall even farther by selling stocks short.

Morgan Stanley High Yield Securities Inc.
LETTER TO THE SHAREHOLDERS / / AUGUST 31, 2001 CONTINUED

Fortunately, most of America's investors appear to be staying the course. According to polls taken soon after the terrorist attack, three-fourths of investors said they then had no intention of changing their investment plans. At least another tenth grasped the opportunity to buy low and intended to increase their equity exposure.

Investors should be assured that the U.S. economy is one of the most powerful engines of growth in history and has survived many attacks, including political crises, world wars, and a decades-long struggle during the cold war. The economy and the markets met each of those challenges, and each time emerged even stronger than before. Anyone who bought U.S. shares during such periods was eventually rewarded.

We appreciate your ongoing support of Morgan Stanley High Yield Securities Inc. and look forward to continuing to serve your investment needs.

Very truly yours,

[/S/ CHARLES A. FIUMEFREDDO]             [/S/ MITCHELL M. MERIN]
Charles A. Fiumefreddo                   Mitchell M. Merin
CHAIRMAN OF THE BOARD                    PRESIDENT

Morgan Stanley High Yield Securities Inc.
FUND PERFORMANCE / / AUGUST 31, 2001

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000 -- CLASS A AND D SHARES
($ in Thousands)

              CLASS A     CLASS D    LEHMAN(4)
August 1991      $9,575     $10,000    $10,000
August 1992     $12,939     $13,546    $12,124
August 1993     $15,784     $16,565    $13,919
August 1994     $15,891     $16,720    $14,376
August 1995     $17,750     $18,722    $16,368
August 1996     $19,666     $20,795    $17,948
August 1997     $22,563     $23,916    $20,635
August 1998     $22,653     $24,067    $21,299
August 1999     $22,987     $24,469    $22,173
August 2000     $20,945     $22,343    $22,423
August 2001  $13,186(3)  $14,086(3)    $22,473

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS A, CLASS B, CLASS C, AND CLASS D SHARES WILL VARY DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

                                              AVERAGE ANNUAL TOTAL RETURNS
   ------------------------------------------------------------------------------------------------------------------
                      CLASS A SHARES*                                            CLASS B SHARES**
   ------------------------------------------------------     -------------------------------------------------------
   1 Year                      (37.05)%(1)     (39.73)%(2)    1 Year                      (37.27)%(1)      (39.94)%(2)
   5 Years                      (7.68)%(1)      (8.48)%(2)    From Inception (7/28/97)    (12.61)%(1)      (12.86)%(2)
   10 Years                      3.25%(1)        2.80%(2)

                      CLASS C SHARES+                                           CLASS D SHARES++
   -----------------------------------------------------      -----------------------------------------------------
   1 Year                     (37.34)%(1)     (37.88)%(2)     1 Year                     (36.95)%(1)
   From Inception (7/28/97)   (12.71)%(1)     (12.71)%(2)     5 Years                     (7.49)%(1)
                                                              10 Years                     3.49%(1)

  PRIOR TO JULY 28, 1997 THE FUND OFFERED ONLY ONE CLASS OF SHARES. BECAUSE THE DISTRIBUTION ARRANGEMENT FOR CLASS A MOST CLOSELY RESEMBELED THE DISTRIBUTION ARRANGEMENT APPLICABLE PRIOR TO THE IMPLEMENTATION OF MULTIPLE CLASSES (I.E., CLASS A IS SOLD WITH A FRONT-END SALES CHARGE), HISTORICAL PERFORMANCE INFORMATION HAS BEEN RESTATED TO REFLECT THE ACTUAL MAXIMUM SALES CHARGE APPLICABLE TO CLASS A (I.E., 4.25%) AS COMPARED TO THE 5.50% SALES CHARGE IN EFFECT PRIOR TO JULY 28, 1997. IN ADDITION, CLASS A SHARES ARE NOW SUBJECT TO AN ONGOING 12b-1 FEE WHICH IS REFLECTED IN THE RESTATED PERFORMANCE FOR THAT CLASS.

  BECAUSE ALL SHARES OF THE FUND HELD PRIOR TO JULY 28, 1997 WERE DESIGNATED CLASS D SHARES, THE FUND'S HISTORICAL PERFORMANCE HAS BEEN RESTATED TO REFLECT THE ABSENCE OF ANY SALES CHARGE.
---------------------

(1) FIGURE SHOWN ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND DOES NOT REFLECT THE DEDUCTION OF ANY SALES CHARGES.
(2) FIGURE SHOWN ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND THE DEDUCTION OF THE MAXIMUM APPLICABLE SALES CHARGE. SEE THE FUND'S CURRENT PROSPECTUS FOR COMPLETE DETAILS ON FEES AND SALES CHARGES.
(3)  CLOSING VALUE ASSUMING A COMPLETE REDEMPTION ON AUGUST 31, 2001.
(4) THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX TRACKS THE PERFORMANCE OF ALL BELOW INVESTMENT-GRADE SECURITIES WHICH HAVE AT LEAST $100 MILLION IN OUTSTANDING ISSUANCE, A MATURITY GREATER THAN ONE YEAR, AND ARE ISSUED IN FIXED-RATE U.S. DOLLAR DENOMINATIONS. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.
*    THE MAXIMUM FRONT-END SALES CHARGE FOR CLASS A IS 4.25%.
** THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B IS 5.0%. THE CDSC DECLINES TO 0% AFTER SIX YEARS.
+ THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF PURCHASE.
++   CLASS D SHARES HAVE NO SALES CHARGE.

Morgan Stanley High Yield Securities Inc.
PORTFOLIO OF INVESTMENTS / / AUGUST 31, 2001

PRINCIPAL
AMOUNT IN                                                       COUPON     MATURITY
THOUSANDS                                                        RATE        DATE       VALUE

-------------------------------------------------------------------------------------------------

           Corporate Bonds (92.6%)
           ADVERTISING/MARKETING SERVICES (0.7%)
$  7,935   Interep National Radio Sales, Inc. (Series B).....   10.00 %    07/01/08  $  6,586,050
                                                                                     ------------
           AEROSPACE & DEFENSE (1.1%)
  15,000   Loral Space & Communications Ltd..................    9.50      01/15/06    10,050,000
                                                                                     ------------
           AIRLINES (0.9%)
   9,790   Air Canada........................................   10.25      03/15/11     8,223,600
                                                                                     ------------
           ALTERNATIVE POWER GENERATION (0.8%)
   6,575   Calpine Corp......................................    8.50      02/15/11     6,689,405
                                                                                     ------------
           AUTO PARTS: O.E.M. (1.3%)
   4,320   Dana Corp. - 144A*................................    9.00      08/15/11     4,363,200
   4,760   Hayes Lammerz International, Inc. (Series B)......    9.125     07/15/07     2,856,000
   7,210   Hayes Lemmerz International, Inc..................    8.25      12/15/08     4,253,900
                                                                                     ------------
                                                                                       11,473,100
                                                                                     ------------
           BROADCAST/MEDIA (1.3%)
   5,000   Jones International Networks Ltd..................   11.75      07/01/05     4,250,000
  10,000   Tri-State Outdoor Media Group, Inc................   11.00      05/15/08     7,525,000
                                                                                     ------------
                                                                                       11,775,000
                                                                                     ------------
           BROADCASTING (2.2%)
   3,000   Radio One, Inc. - 144A*...........................    8.875     07/01/11     3,075,000
   5,600   Salem Communication Holdings Corp. - 144A*........    9.00      07/01/11     5,768,000
   3,400   XM Satellite Radio Holdings Inc...................   14.00      03/15/10     2,006,000
   8,735   Young Broadcasting Inc. - 144A*...................   10.00      03/01/11     8,341,925
                                                                                     ------------
                                                                                       19,190,925
                                                                                     ------------
           CABLE/SATELLITE TV (10.8%)
   5,250   Adelphia Communications Corp......................   10.875     10/01/10     5,355,000
   5,050   Adelphia Communications Corp. (Series B)..........   10.50      07/15/04     5,062,625
   5,240   Adelphia Communications Corp. (Series B)..........    7.75      01/15/09     4,571,900
  50,687   Australis Holdings Property Ltd.
            (Australia) (a) (b)..............................   15.00      11/01/02         5,069
  11,160   British Sky Broadcasting Group PLC (United
            Kingdom).........................................    6.875     02/23/09    10,686,704
   6,000   British Sky Broadcasting Group PLC (United
            Kingdom).........................................    8.20      07/15/09     6,180,660
  10,645   Callahan Nordhein Westfalen (Germany).............   14.00      07/15/10     7,451,500
   4,275   Charter Communications Holdings, Inc..............   13.50 ++   01/15/11     2,746,687
  13,125   Charter Communications Holdings, Inc. - 144A*.....   11.75 ++   05/15/11     7,809,375
   6,650   CSC Holdings Inc. - 144A*.........................    7.625     04/01/11     6,665,029
  19,000   Diva Systems Corp. (Series B).....................   12.625++   03/01/08     3,040,000
  44,400   Knology Holdings, Inc.............................   11.875++   10/15/07    15,096,000
  15,000   Ono Finance PLC (United Kingdom)..................   13.00      05/01/09    11,100,000

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley High Yield Securities Inc.
PORTFOLIO OF INVESTMENTS / / AUGUST 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON      MATURITY
THOUSANDS                                                       RATE        DATE        VALUE

-------------------------------------------------------------------------------------------------

$  8,340   Telewest Communications PLC (United Kingdom)......    9.875%    02/01/10  $  6,505,200
  11,525   United Pan-Europe Communications NV (Series B)
            (Netherlands)....................................   10.875     08/01/09     3,111,750
                                                                                     ------------
                                                                                       95,387,499
                                                                                     ------------
           CASINO/GAMING (2.0%)
  22,000   Aladdin Gaming Holdings / Capital Corp.
            (Series B).......................................   13.50 ++   03/01/10     5,280,000
  24,035   Resort At Summerlin (Series B) (a) (b)............   13.00      12/15/07       240,349
  10,500   Station Casinos, Inc..............................    8.375     02/15/08    10,578,750
   1,985   Station Casinos, Inc..............................    9.875     07/01/10     2,039,587
                                                                                     ------------
                                                                                       18,138,686
                                                                                     ------------
           CELLULAR TELEPHONE (3.7%)
   5,500   Dobson/Sygnet Communications......................   12.25      12/15/08     5,720,000
  29,800   Dolphin Telecom PLC (Series B) (United
            Kingdom) (a).....................................   14.00 ++   05/15/09       298,000
  25,025   Dolphin Telecom PLC (United Kingdom) (a)..........   11.50 ++   06/01/08       125,125
   6,150   Nextel Communications, Inc........................   10.65 ++   09/15/07     4,366,500
  11,050   Nextel Partners Inc...............................   14.00 ++   02/01/09     6,630,000
  10,000   Tritel PCS Inc....................................   12.75 ++   05/15/09     6,100,000
  10,099   Triton PCS Inc....................................   11.00 ++   05/01/08     8,584,150
                                                                                     ------------
                                                                                       31,823,775
                                                                                     ------------
           CHEMICALS: MAJOR DIVERSIFIED (0.2%)
   1,825   Equistar Chemical/Funding - 144A*.................   10.125     09/01/08     1,850,860
                                                                                     ------------
           CHEMICALS: SPECIALTY (0.7%)
   2,205   Acetex Corp. - 144A*..............................   10.875     08/01/09     2,260,125
   2,315   Isp Holdings Inc. (Series B)......................    9.00      10/15/03     2,303,425
   1,550   Millennium America, Inc. - 144A*..................    9.25      06/15/08     1,581,000
                                                                                     ------------
                                                                                        6,144,550
                                                                                     ------------
           COMMERCIAL PRINTING/FORMS (0.6%)
  13,000   Premier Graphics Inc. (a) (b).....................   11.50      12/01/05       390,000
   5,000   Quebecor Media, Inc. - 144A* (Canada).............   11.125     07/15/11     5,100,000
                                                                                     ------------
                                                                                        5,490,000
                                                                                     ------------
           CONSUMER/BUSINESS SERVICES (3.3%)
  28,000   Anacomp, Inc. (Series B) (b)......................   10.875     04/01/04     5,040,000
   5,900   Anacomp, Inc. (Series D) (b)......................   10.875     04/01/04     1,062,000
  13,000   Comforce Operating, Inc...........................   12.00      12/01/07    10,400,000
   7,250   MDC Communications Corp. (Canada).................   10.50      12/01/06     6,525,000
   7,120   Muzak LLC.........................................    9.875     03/15/09     6,408,000
                                                                                     ------------
                                                                                       29,435,000
                                                                                     ------------
           CONTAINERS/PACKAGING (1.6%)
  10,000   LLS Corp..........................................   11.625     08/01/09     3,300,000

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley High Yield Securities Inc.
PORTFOLIO OF INVESTMENTS / / AUGUST 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON      MATURITY
THOUSANDS                                                       RATE        DATE        VALUE

-------------------------------------------------------------------------------------------------

$  2,500   Owens-Illinois Inc................................    7.50 %    05/15/10  $  1,950,000
  12,905   Owens-Illinois, Inc...............................    7.80      05/15/18     9,356,125
                                                                                     ------------
                                                                                       14,606,125
                                                                                     ------------
           DIVERSIFIED MANUFACTURING (5.4%)
  14,045   Eagle-Picher Industries, Inc......................    9.375     03/01/08     8,427,000
  17,000   Jordan Industries, Inc. (Series B)................   10.375     08/01/07    15,130,000
  40,563   Jordan Industries, Inc. (Series B)................   11.75 ++   04/01/09    24,337,800
                                                                                     ------------
                                                                                       47,894,800
                                                                                     ------------
           DRUGSTORE CHAINS (1.0%)
   2,000   Rite Aid Corp.....................................    6.875     08/15/13     1,490,000
   7,550   Rite Aid Corp.....................................    7.70      02/15/27     5,587,000
   2,000   Rite Aid Corp. - 144A*............................    6.125     12/15/08     1,530,000
                                                                                     ------------
                                                                                        8,607,000
                                                                                     ------------
           ELECTRIC UTILITIES (0.5%)
     485   CMS Energy Corp...................................    7.50      01/15/09       473,472
   3,785   PG&E National Energy Group - 144A*................   10.375     05/16/11     4,049,950
                                                                                     ------------
                                                                                        4,523,422
                                                                                     ------------
           ELECTRONIC DISTRIBUTORS (0.7%)
   5,875   BRL Universal Equipment Corp......................    8.875     02/15/08     5,948,437
  20,000   CHS Electronics, Inc. (a) (b).....................    9.875     04/15/05       400,000
                                                                                     ------------
                                                                                        6,348,437
                                                                                     ------------
           ELECTRONIC EQUIPMENT/INSTRUMENTS (0.8%)
  15,450   High Voltage Engineering, Inc.....................   10.75      08/15/04     6,952,500
                                                                                     ------------
           ELECTRONICS/APPLIANCES (0.0%)
  84,930   International Semi-Tech Microelectronics, Inc.
            (Canada) (a) (b).................................   11.50      08/15/03       424,650
                                                                                     ------------
           ENGINEERING & CONSTRUCTION (0.9%)
   4,500   Encompass Services Corp. - 144A*..................   10.50      05/01/09     4,275,000
   6,575   Metromedia Fiber Network, Inc.....................   10.00      12/15/09     1,610,875
   7,000   Metromedia Fiber Network, Inc. (Series B).........   10.00      11/15/08     1,715,000
                                                                                     ------------
                                                                                        7,600,875
                                                                                     ------------
           ENTERTAINMENT & LEISURE (0.0%)
  10,850   AMF Bowling Worldwide Inc.
            (Series B) (a) (b)...............................   10.875     03/15/06       325,500
                                                                                     ------------
           ENVIRONMENTAL SERVICES (2.3%)
   9,000   Allied Waste North America, Inc. (Series B).......   10.00      08/01/09     9,405,000
  10,350   Waste Management, Inc.............................    7.375     08/01/10    10,847,214
                                                                                     ------------
                                                                                       20,252,214
                                                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley High Yield Securities Inc.
PORTFOLIO OF INVESTMENTS / / AUGUST 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON      MATURITY
THOUSANDS                                                       RATE        DATE        VALUE

-------------------------------------------------------------------------------------------------

           FOOD DISTRIBUTORS (1.1%)
$ 10,000   Volume Services America, Inc......................   11.25 %    03/01/09  $  9,437,500
                                                                                     ------------
           FOOD RETAIL (0.8%)
   6,160   Delhaize America, Inc. - 144A*....................    9.00      04/15/31     7,108,394
                                                                                     ------------
           FOOD: MEAT/FISH/DAIRY (1.2%)
   5,115   Michael Foods.....................................   11.75      04/01/11     5,370,750
   5,200   Smithfield Foods Inc..............................    7.625     02/15/08     5,070,000
                                                                                     ------------
                                                                                       10,440,750
                                                                                     ------------
           FOREST PRODUCTS (1.5%)
   4,940   Louisiana Pacific Corp............................   10.875     11/15/08     4,989,400
   1,615   Louisiana Pacific Corp............................    8.875     08/15/10     1,552,112
   6,470   Tembec Industries Inc.............................    8.50      02/01/11     6,696,450
                                                                                     ------------
                                                                                       13,237,962
                                                                                     ------------
           HOME BUILDING (4.2%)
   6,945   Beazer Homes USA, Inc.............................    8.625     05/15/11     7,083,900
   9,000   Centex Corp.......................................    7.875     02/01/11     9,266,580
   6,195   Schuler Homes, Inc. - 144A*.......................    9.375     07/15/09     6,318,900
   2,955   Schuler Homes, Inc. - 144A*.......................   10.50      07/15/11     3,028,875
  11,900   Toll Corp.........................................    8.25      02/01/11    11,840,500
                                                                                     ------------
                                                                                       37,538,755
                                                                                     ------------
           HOSPITAL/NURSING MANAGEMENT (1.9%)
  16,425   HCA Inc...........................................    7.875     02/01/11    17,246,250
                                                                                     ------------
           HOTELS/RESORTS/CRUISELINES (0.4%)
  13,000   Epic Resorts LLC (Series B) (a) (b)...............   13.00      06/15/05     3,380,000
                                                                                     ------------
           INDUSTRIAL SPECIALTIES (2.2%)
  10,000   Cabot Safety Corp.................................   12.50      07/15/05    10,050,000
   9,063   International Wire Group, Inc.....................   11.75      06/01/05     9,063,000
                                                                                     ------------
                                                                                       19,113,000
                                                                                     ------------
           INTERNET SOFTWARE/SERVICES (1.5%)
   7,275   Exodus Communications Inc.........................   11.625     07/15/10     2,037,000
  33,200   Globix Corp.......................................   12.50      02/01/10     9,628,000
  11,000   PSINet, Inc. (a) (b)..............................   10.50      12/01/06       770,000
  14,500   PSINet, Inc. (a) (b)..............................   11.00      08/01/09       978,750
                                                                                     ------------
                                                                                       13,413,750
                                                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley High Yield Securities Inc.
PORTFOLIO OF INVESTMENTS / / AUGUST 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON      MATURITY
THOUSANDS                                                       RATE        DATE        VALUE

-------------------------------------------------------------------------------------------------

           MANAGED HEALTH CARE (1.5%)
$ 10,090   Aetna, Inc........................................    7.875%    03/01/11  $ 10,059,932
   3,290   Health Net, Inc. - 144A*..........................    8.375     04/15/11     3,351,326
                                                                                     ------------
                                                                                       13,411,258
                                                                                     ------------
           MEDIA CONGLOMERATES (0.5%)
   4,020   Nextmedia Operating, Inc. - 144A*.................   10.75      07/01/11     4,160,700
                                                                                     ------------
           MEDICAL DISTRIBUTORS (0.1%)
   1,190   Amerisource Bergen Corp. - 144A*..................    8.125     09/01/08     1,225,700
                                                                                     ------------
           MEDICAL SPECIALTIES (0.0%)
  26,500   MEDIQ/PRN Life Support Services, Inc. (b).........   11.00      06/01/08       265,000
                                                                                     ------------
           MEDICAL/NURSING SERVICES (0.7%)
   6,315   Fresenius Medical Care - 144A*....................    7.875     06/15/11     6,315,000
                                                                                     ------------
           MISCELLANEOUS COMMERCIAL SERVICES (0.1%)
   1,040   Advanstar Communications, Inc. (Series B).........   12.00      02/15/11       988,000
                                                                                     ------------
           MOVIES/ENTERTAINMENT (1.0%)
   8,655   Alliance Atlantis Communications, Inc. (Canada)...   13.00      12/15/09     9,239,212
                                                                                     ------------
           OFFICE EQUIPMENT/SUPPLIES (0.0%)
  22,000   Mosler, Inc. (a) (b)..............................   11.00      04/15/03            --
                                                                                     ------------
           OIL & GAS PRODUCTION (0.7%)
   6,695   Chesapeake Energy Corp............................    8.125     04/01/11     6,494,150
                                                                                     ------------
           OILFIELD SERVICES/EQUIPMENT (0.5%)
   1,285   Hanover Equipment Trust - 144A*...................    8.75      09/01/11     1,307,488
   1,100   Hanover Equipment Trust - 144A*...................    8.50      09/01/08     1,127,500
   1,725   Key Energy Services, Inc. - 144A*.................    8.375     03/01/08     1,725,000
                                                                                     ------------
                                                                                        4,159,988
                                                                                     ------------
           OTHER CONSUMER SPECIALTIES (1.2%)
  13,130   Samsonite Corp....................................   10.75      06/15/08    10,897,900
                                                                                     ------------
           OTHER METALS/MINERALS (0.8%)
   2,430   Murrin Murrin Holdings Property Ltd.
            (Australia)......................................    9.375     08/31/07     2,132,325
   4,940   Phelps Dodge Corp.................................    8.75      06/01/11     5,045,765
                                                                                     ------------
                                                                                        7,178,090
                                                                                     ------------
           PUBLISHING: BOOKS/MAGAZINES (0.8%)
   7,700   PRIMEDIA, Inc. - 144A*............................    8.875     05/15/11     7,161,000
                                                                                     ------------
           PULP & PAPER (0.5%)
   4,060   Norske Skog - 144A*...............................    8.625     06/15/11     4,141,200
                                                                                     ------------
           REAL ESTATE DEVELOPMENT (0.6%)
   5,215   Blum CB Corp. - 144A*.............................   11.25      06/15/11     5,006,400
                                                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley High Yield Securities Inc.
PORTFOLIO OF INVESTMENTS / / AUGUST 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON      MATURITY
THOUSANDS                                                       RATE        DATE        VALUE

-------------------------------------------------------------------------------------------------

           REAL ESTATE INVESTMENT TRUSTS (0.3%)
$  2,855   Istar Financial Inc...............................    8.75 %    08/15/08  $  2,862,138
                                                                                     ------------
           RECREATIONAL PRODUCTS (0.8%)
   6,750   International Game Technology.....................    8.375     05/15/09     7,104,375
                                                                                     ------------
           RESTAURANTS (1.2%)
 141,992   American Restaurant Group Holdings, Inc. -
            144A* (c)........................................    0.00      12/15/05     7,099,600
  34,207   FRD Acquisition Corp. (Series B) (a) (b)..........   12.50      07/15/04     3,762,770
                                                                                     ------------
                                                                                       10,862,370
                                                                                     ------------
           RETAIL - SPECIALTY (1.6%)
   9,000   Mrs. Fields Holdings Co...........................   14.00 ++   12/01/05     4,320,000
   9,725   Pantry, Inc.......................................   10.25      10/15/07     9,725,000
                                                                                     ------------
                                                                                       14,045,000
                                                                                     ------------
           SERVICES TO THE HEALTH INDUSTRY (1.0%)
   3,745   Anthem Insurance - 144A*..........................    9.125     04/01/10     3,988,051
   5,000   Omnicare, Inc. - 144A*............................    8.125     03/15/11     5,175,000
                                                                                     ------------
                                                                                        9,163,051
                                                                                     ------------
           SPECIALTY STORES (0.3%)
   2,870   Autonation, Inc. - 144A*..........................    9.00      08/01/08     2,934,575
                                                                                     ------------
           SPECIALTY TELECOMMUNICATIONS (8.0%)
  11,500   Birch Telecom Inc.................................   14.00      06/15/08     4,600,000
  12,500   Colo.com Inc. - 144A* (Units) ++ (a)..............   13.875     03/15/10     2,000,000
  14,370   DTI Holdings, Inc. (Series B).....................   12.50 ++   03/01/08     3,736,200
  17,085   Esprit Telecom Group PLC (United Kingdom) (b).....   11.50      12/15/07       256,275
  29,088   Esprit Telecom Group PLC (United Kingdom) (b).....   10.875     06/15/08       436,320
  47,000   Firstworld Communications, Inc....................   13.00 ++   04/15/08     1,880,000
  10,000   Global Crossing Holdings, Ltd.....................    8.70      08/01/07     6,100,000
   3,490   Global Crossing Holdings, Ltd.....................    9.50      11/15/09     2,128,900
  23,050   GT Group Telecom Inc. (Canada)....................   13.25 ++   02/01/10     6,108,250
   3,350   McLeodUSA Inc.....................................   11.375     01/01/09     1,859,250
  10,450   McLeodUSA, Inc....................................   11.50      05/01/09     5,747,500
  10,845   Pac-West Telecom Inc. (Series B)..................   13.50      02/01/09     3,795,750
   9,800   Primus Telecommunications Group, Inc..............   11.75      08/01/04     1,960,000
   3,745   Primus Telecommunications Group, Inc..............   11.25      01/15/09       749,000
  14,500   Primus Telecommunications Group, Inc..............   12.75      10/15/09     2,900,000
  16,990   Primus Telecommunications Group, Inc.
            (Series B).......................................    9.875     05/15/08     3,398,000
   2,000   RSL Communications PLC (United
            Kingdom) (a) (b).................................    9.125     03/01/08        70,000
   9,000   RSL Communications PLC (United
            Kingdom) (a) (b).................................   10.50      11/15/08       315,000
   3,000   RSL Communications PLC (United
            Kingdom) (a) (b).................................    9.875     11/15/09       105,000
  13,000   Tele1 Europe BV (Netherlands).....................   13.00      05/15/09     4,030,000

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley High Yield Securities Inc.
PORTFOLIO OF INVESTMENTS / / AUGUST 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON      MATURITY
THOUSANDS                                                       RATE        DATE        VALUE

-------------------------------------------------------------------------------------------------

$  8,000   Telecommunication Techniques Co...................    9.75 %    05/15/08  $  5,920,000
  12,000   Versatel Telecom BV (Netherlands) (Issued
            05/27/98)........................................   13.25      05/15/08     3,840,000
  18,000   Versatel Telecom BV (Netherlands) (Issued
            12/03/98)........................................   13.25      05/15/08     5,760,000
  31,445   Viatel, Inc. (a) (b)..............................   11.25      04/15/08       157,225
  14,200   Viatel, Inc. (Issued 03/19/99) (a) (b)............   11.50      03/15/09        71,000
  29,393   Viatel, Inc. (Issued 12/08/99) (a) (b)............   11.50      03/15/09       146,965
   6,000   Williams Communications Group, Inc................   10.875     10/01/09     2,760,000
  32,545   World Access, Inc. (a) (b) (c)....................   13.25      01/15/08       325,450
  11,500   Worldwide Fiber, Inc. (Canada) (a) (b)............   12.00      08/01/09       115,000
                                                                                     ------------
                                                                                       71,271,085
                                                                                     ------------
           TELECOMMUNICATION EQUIPMENT (1.5%)
  10,000   SBA Communications Corp...........................   12.00 ++   03/01/08     7,300,000
  10,500   Spectrasite Holdings, Inc.........................   12.00 ++   07/15/08     4,725,000
   3,500   Spectrasite Holdings, Inc.........................   11.25 ++   04/15/09     1,225,000
                                                                                     ------------
                                                                                       13,250,000
                                                                                     ------------
           TELECOMMUNICATIONS (7.5%)
  20,500   Covad Communications Group, Inc. (a)..............   12.50      02/15/09     4,920,000
  61,075   e. Spire Communications, Inc. (a) (b).............   13.75      07/15/07    12,215,000
  28,850   Focal Communications Corp. (Series B).............   12.125++   02/15/08     8,078,000
  15,000   Hyperion Telecommunication, Inc. (Series B).......   12.25      09/01/04    10,650,000
  15,000   MGC Communications, Inc...........................   13.00      04/01/10     4,200,000
   1,500   NEXTLINK Communications LLC.......................   12.50      04/15/06       540,000
  17,500   NEXTLINK Communications, Inc......................    9.00      03/15/08     5,862,500
   4,180   NEXTLINK Communications, Inc......................   10.75      11/15/08     1,567,500
     775   NEXTLINK Communications, Inc......................   10.75      06/01/09       290,625
  16,975   NTL Communications Corp. (Series B)...............   11.875     10/01/10    10,015,250
  27,850   Rhythms Netconnections, Inc. (a) (b)..............   12.75      04/15/09     3,620,500
  14,965   Rhythms Netconnections, Inc.
            (Series B) (a) (b)...............................   13.50 ++   05/15/08     1,047,550
  13,850   Startec Global Communications Corp................   12.00      05/15/08       588,625
   5,380   Talton Holdings, Inc. (Series B)..................   11.00      06/30/07     3,389,400
                                                                                     ------------
                                                                                       66,984,950
                                                                                     ------------
           TRUCKS/CONSTRUCTION/FARM MACHINERY (1.2%)
  13,350   J.B. Poindexter & Co., Inc........................   12.50      05/15/04    10,680,000
                                                                                     ------------
           WHOLESALE DISTRIBUTORS (1.1%)
  10,000   Burhmann US, Inc..................................   12.25      11/01/09     9,700,000
                                                                                     ------------
           WIRELESS COMMUNICATIONS (1.5%)
   4,025   American Cellular Corp............................    9.50      10/15/09     3,723,125
  19,485   AMSC Acquisition Co., Inc. (Series B).............   12.25      04/01/08     4,481,550
  65,300   CellNet Data Systems Inc. (a) (b).................   14.00 ++   10/01/07       326,500

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley High Yield Securities Inc.
PORTFOLIO OF INVESTMENTS / / AUGUST 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON      MATURITY
THOUSANDS                                                       RATE        DATE        VALUE

-------------------------------------------------------------------------------------------------

$ 19,610   Globalstar LP/Capital Corp. (b)...................   10.75 %    11/01/04  $    980,500
  16,739   Orbcomm Global LP/Capital Corp.
            (Series B) (a) (b)...............................   14.00      08/15/04       502,170
  20,230   USA Mobile Communications Holdings, Inc...........    9.50      02/01/04       809,200
  18,800   USA Mobile Communications Holdings, Inc...........   14.00      11/01/04     1,880,000
  33,000   WinStar Communications, Inc. (a)..................   14.75 ++   04/15/10       165,000
  11,400   WinStar Communications, Inc. (a) (b)..............   12.75      04/15/10       114,000
                                                                                     ------------
                                                                                       12,982,045
                                                                                     ------------
           Total Corporate Bonds
            (COST $1,936,722,567)..................................................   823,193,521
                                                                                     ------------
           Convertible Bonds (0.0%)
           HOTELS/RESORTS/CRUISELINES
   1,643   Premier Cruises Ltd. - 144A*
            (COST $1,643,000)................................   10.00      08/15/05           164
                                                                                     ------------

  NUMBER OF
    SHARES
  ----------

              Common Stocks (d) (0.1%)
              APPAREL/FOOTWEAR RETAIL (0.0%)
   2,621,192  County Seat Stores, Inc. (c)..............................................        23,591
                                                                                          ------------
              CASINO/GAMING (0.0%)
     207,312  Fitzgerald Gaming Corp....................................................           207
                                                                                          ------------
              FOOD: SPECIALTY/CANDY (0.0%)
      10,908  SFAC New Holdings Inc. (c)................................................         2,727
       2,005  SFFB Holdings, Inc. (c)...................................................            20
     574,725  Specialty Foods Acquisition Corp. - 144A*.................................         5,747
                                                                                          ------------
                                                                                                 8,494
                                                                                          ------------
              HOTELS/RESORTS/CRUISELINES (0.0%)
     981,277  Premier Holdings Inc. (c).................................................           981
     781,421  Vagabond Inns, Inc. (Class D).............................................           781
                                                                                          ------------
                                                                                                 1,762
                                                                                          ------------
              MEDICAL/NURSING SERVICES (0.0%)
   1,151,324  Raintree Healthcare Corp. (c).............................................        10,362
                                                                                          ------------
              MOTOR VEHICLES (0.0%)
         709  Northern Holdings Industrial Corp. (c)....................................             1
                                                                                          ------------
              RESTAURANTS (0.0%)
      38,057  American Restaurant Group Holdings, Inc. - 144A*..........................         9,514
                                                                                          ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley High Yield Securities Inc.
PORTFOLIO OF INVESTMENTS / / AUGUST 31, 2001 CONTINUED

  NUMBER OF
    SHARES                                                                                   VALUE

  ----------------------------------------------------------------------------------------------------

              SPECIALTY TELECOMMUNICATIONS (0.1%)
     264,189  Song Networks Holding Aktir (ADR).........................................  $    190,216
     486,691  Versatel Telecom International NV (ADR) (Netherlands).....................       340,684
      94,263  World Access, Inc. (c)....................................................         1,320
                                                                                          ------------
                                                                                               532,220
                                                                                          ------------
              TELECOMMUNICATION EQUIPMENT (0.0%)
     196,000  FWT Inc. (Class A) (c)....................................................         1,960
                                                                                          ------------
              TEXTILES (0.0%)
   1,754,730  United States Leather, Inc. (c)...........................................        15,793
                                                                                          ------------
              WIRELESS COMMUNICATIONS (0.0%)
   5,777,031  Arch Wireless Inc. (c)....................................................       207,973
     274,390  Vast Solutions, Inc. (Class B1) (c).......................................         2,744
     274,390  Vast Solutions, Inc. (Class B2) (c).......................................         2,744
     274,390  Vast Solutions, Inc. (Class B3) (c).......................................         2,744
                                                                                          ------------
                                                                                               216,205
                                                                                          ------------
              Total Common Stocks
               (COST $320,150,551)......................................................       820,109
                                                                                          ------------
              Preferred Stocks (2.9%)
              BROADCASTING (0.7%)
         725  Paxson Communications.....................................................     6,525,000
                                                                                          ------------
              CELLULAR TELEPHONE (1.0%)
       4,221  Dobson Communications Corp................................................     3,988,845
       7,516  Nextel Communications, Inc................................................     4,813,806
                                                                                          ------------
                                                                                             8,802,651
                                                                                          ------------
              ELECTRIC UTILITIES (0.1%)
       1,100  TNP Enterprises Inc.......................................................     1,210,000
                                                                                          ------------
              PUBLISHING: BOOKS/MAGAZINES (0.1%)
       6,625  PRIMEDIA, Inc.............................................................       520,476
                                                                                          ------------
              RESTAURANTS (0.1%)
       5,204  American Restaurant Group Holdings, Inc. (Series B).......................       520,400
                                                                                          ------------
              SPECIALTY TELECOMMUNICATIONS (0.8%)
       6,433  Broadwing Communications, Inc.............................................     6,175,680
     174,610  XO Communications, Inc....................................................     1,222,268
                                                                                          ------------
                                                                                             7,397,948
                                                                                          ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley High Yield Securities Inc.
PORTFOLIO OF INVESTMENTS / / AUGUST 31, 2001 CONTINUED

  NUMBER OF
    SHARES                                                                                   VALUE

  ----------------------------------------------------------------------------------------------------

              TELECOMMUNICATION EQUIPMENT (0.1%)
   1,960,000  FWT Inc. (Series A).......................................................  $  1,274,000
                                                                                          ------------
              Total Preferred Stocks
               (COST $45,498,875).......................................................    26,250,475
                                                                                          ------------

NUMBER OF                                                                    EXPIRATION
WARRANTS                                                                        DATE
---------                                                                    ----------

           Warrants (d) (0.2%)
           AEROSPACE & DEFENSE (0.0%)
   9,000   Sabreliner Corp. - 144A*........................................  04/15/03          90,000
                                                                                         ------------
           BROADCASTING (0.0%)
   5,700   XM Satellite Radio Holdings Inc. - 144A*........................  03/15/10         142,500
                                                                                         ------------
           CABLE/SATELLITE TV (0.1%)
  57,000   Diva Systems Corp. - 144A*......................................  03/01/08         285,000
  15,000   Ono Finance PLC - 144A* (United Kingdom)........................  05/31/09         450,000
                                                                                         ------------
                                                                                              735,000
                                                                                         ------------
           CASINO/GAMING (0.0%)
 220,000   Aladdin Gaming, Inc. - 144A*....................................  03/01/10           2,200
  20,000   Resort At Summerlin - 144A*.....................................  12/15/07             200
                                                                                         ------------
                                                                                                2,400
                                                                                         ------------
           ELECTRIC UTILITIES (0.0%)
   1,040   TNP Enterprises Inc. - 144A*....................................  04/01/11          31,200
                                                                                         ------------
           HOTELS/RESORTS/CRUISELINES (0.0%)
  13,000   Epic Resorts LLC - 144A*........................................  06/15/05             130
                                                                                         ------------
           INTERNET SOFTWARE/SERVICES (0.0%)
  47,000   Verado Holdings Inc. - 144A*....................................  04/15/08             470
                                                                                         ------------
           RESTAURANTS (0.0%)
   3,500   American Restaurant Group Holdings, Inc. - 144A*................  08/15/08              35
                                                                                         ------------
           RETAIL - SPECIALTY (0.0%)
   9,000   Mrs. Fields Holding Inc. - 144A*................................  12/01/05          90,000
                                                                                         ------------
           SPECIALTY TELECOMMUNICATIONS (0.1%)
  11,500   Birch Telecom Inc. - 144A*......................................  06/15/08           1,150
  12,500   Colo.com Inc. - 144A*...........................................  03/15/10             125
  23,050   GT Group Telecom Inc. - 144A* (Canada)..........................  02/01/10         403,375
                                                                                         ------------
                                                                                              404,650
                                                                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley High Yield Securities Inc.
PORTFOLIO OF INVESTMENTS / / AUGUST 31, 2001 CONTINUED

NUMBER OF                                                                    EXPIRATION
WARRANTS                                                                       DATE         VALUE

-----------------------------------------------------------------------------------------------------

           TELECOMMUNICATIONS (0.0%)
  11,850   Startec Global Communications Corp. - 144A*.....................  05/15/08    $        356
                                                                                         ------------
           WIRELESS COMMUNICATIONS (0.0%)
  10,000   Metricom, Inc...................................................  02/15/10             100
  18,250   Motient Corp. - 144A*...........................................  04/01/08           9,125
                                                                                         ------------
                                                                                                9,225
                                                                                         ------------
           Total Warrants
            (COST $5,624,702)..........................................................     1,505,966
                                                                                         ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------

           Short-Term Investment (1.2%)
           Repurchase Agreement
$ 10,431   Joint repurchase agreement account 3.674% due 09/04/01 (dated 08/31/01;
           proceeds $10,432,050) (e) (Cost $10,431,000)..............................    10,431,000
                                                                                       ------------

           Total Investments
            (COST $2,320,070,695) (F)................................................      97.0%       862,201,235
           Other Assets in Excess of Liabilities.....................................      3.0%         26,404,044
                                                                                       -------------  ------------
           Net Assets................................................................     100.0%      $888,605,279
                                                                                       =============  ============

---------------------

   ADR  AMERICAN DEPOSITORY RECEIPT.
   *    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
   ++ CURRENTLY A ZERO COUPON BOND THAT IS SCHEDULED TO PAY INTEREST AT THE RATE SHOWN AT A FUTURE SPECIFIED DATE.
   ++ CONSISTS OF ONE OR MORE CLASSES OF SECURITIES TRADED TOGETHER AS A UNIT; BONDS WITH ATTACHED WARRANTS.
   (A)  ISSUER IN BANKRUPTCY.
   (B)  NON-INCOME PRODUCING SECURITY; BOND IN DEFAULT.
   (C)  ACQUIRED THROUGH EXCHANGE OFFER.
   (D)  NON-INCOME PRODUCING SECURITIES.
   (E)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (F) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $14,935,489 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,472,804,949, RESULTING IN NET UNREALIZED
        DEPRECIATION OF $1,457,869,460.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley High Yield Securities Inc.
FINANCIAL STATEMENTS

Statement of Assets and Liabilities

AUGUST 31, 2001

Assets:
Investments in securities, at value (cost
 $2,320,070,695)..................................  $   862,201,235
Cash..............................................           22,205
Receivable for:
  Interest........................................       27,587,952
  Capital stock sold..............................          729,237
Prepaid expenses and other assets.................          100,248
                                                    ---------------
    Total Assets..................................      890,640,877
                                                    ---------------
Liabilities:
Payable for:
  Capital stock repurchased.......................          995,139
  Distribution fee................................          480,717
  Investment management fee.......................          353,724
Accrued expenses and other payables...............          206,018
                                                    ---------------
    Total Liabilities.............................        2,035,598
                                                    ---------------
    Net Assets....................................  $   888,605,279
                                                    ===============
Composition of Net Assets:
Paid-in-capital...................................    3,057,343,157
Net unrealized depreciation.......................   (1,457,869,460)
Dividends in excess of net investment income......      (17,487,233)
Accumulated net realized loss.....................     (693,381,185)
                                                    ---------------
    Net Assets....................................  $   888,605,279
                                                    ===============
Class A Shares:
Net Assets........................................      $36,762,073
Shares Outstanding (500,000,000 authorized, $.01
 par value).......................................       15,831,299
    Net Asset Value Per Share.....................  $          2.32
                                                    ===============
    Maximum Offering Price Per Share,
      (net asset value plus 4.44% of net asset
      value)......................................  $          2.42
                                                    ===============
Class B Shares:
Net Assets........................................     $664,705,996
Shares Outstanding (500,000,000 authorized, $.01
 par value).......................................      286,912,610
    Net Asset Value Per Share.....................  $          2.32
                                                    ===============
Class C Shares:
Net Assets........................................      $49,818,441
Shares Outstanding (500,000,000 authorized, $.01
 par value).......................................       21,471,182
    Net Asset Value Per Share.....................  $          2.32
                                                    ===============
Class D Shares:
Net Assets........................................     $137,318,769
Shares Outstanding (500,000,000 authorized, $.01
 par value).......................................       59,102,428
    Net Asset Value Per Share.....................  $          2.32
                                                    ===============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley High Yield Securities Inc.
FINANCIAL STATEMENTS CONTINUED

Statement of Operations

FOR THE YEAR ENDED AUGUST 31, 2001

Net Investment Income:
Interest..........................................  $ 198,027,885
Dividends.........................................        285,812
                                                    -------------
    Total Income..................................    198,313,697
                                                    -------------
Expenses
Distribution fee (Class A shares).................         63,923
Distribution fee (Class B shares).................      7,156,067
Distribution fee (Class C shares).................        556,578
Investment management fee.........................      5,350,108
Transfer agent fees and expenses..................      1,679,364
Shareholder reports and notices...................        181,817
Registration fees.................................        130,439
Custodian fees....................................        113,475
Professional fees.................................         91,980
Directors' fees and expenses......................         20,212
Other.............................................        150,196
                                                    -------------
    Total Expenses................................     15,494,159
                                                    -------------
    Net Investment Income.........................    182,819,538
                                                    -------------
Net Realized and Unrealized Loss:
Net realized loss.................................   (282,975,609)
Net change in unrealized depreciation.............   (513,181,124)
                                                    -------------
    Net Loss......................................   (796,156,733)
                                                    -------------
Net Decrease......................................  $(613,337,195)
                                                    =============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley High Yield Securities Inc.
FINANCIAL STATEMENTS CONTINUED

Statement of Changes in Net Assets

                                           FOR THE YEAR     FOR THE YEAR
                                               ENDED            ENDED
                                          AUGUST 31, 2001  AUGUST 31, 2000
                                          ---------------  ---------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income...................  $  182,819,538   $  282,049,452
Net realized loss.......................    (282,975,609)     (16,496,280)
Net change in unrealized depreciation...    (513,181,124)    (457,477,753)
                                          --------------   --------------

    Net Decrease........................    (613,337,195)    (191,924,581)
                                          --------------   --------------
Dividends to Shareholders from Net
 Investment Income:
Class A shares..........................      (7,002,632)      (9,668,632)
Class B shares..........................    (150,569,611)    (229,455,500)
Class C shares..........................     (10,293,101)     (13,449,909)
Class D shares..........................     (29,754,002)     (42,391,609)
                                          --------------   --------------
    Total Dividends.....................    (197,619,346)    (294,965,650)
                                          --------------   --------------

Net decrease from capital stock
 transactions...........................     (72,611,177)    (179,646,437)
                                          --------------   --------------

    Net Decrease........................    (883,567,718)    (666,536,668)
                                          --------------   --------------
Net Assets:
Beginning of period.....................   1,772,172,997    2,438,709,665
                                          --------------   --------------
End of Period (Including dividends in
 excess of net investment income of
 $17,487,233 of $2,808,348,
 respectively)..........................  $  888,605,279   $1,772,172,997
                                          ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley High Yield Securities Inc.
NOTES TO FINANCIAL STATEMENTS / / AUGUST 31, 2001

1. Organization and Accounting Policies
Morgan Stanley High Yield Securities Inc. (the "Fund"), formerly Morgan Stanley Dean Witter High Yield Securities Inc. is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's primary investment objective is to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective. The Fund was incorporated in Maryland on June 14, 1979 and commenced operations on September 26, 1979. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Directors); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc. that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio

Morgan Stanley High Yield Securities Inc.
NOTES TO FINANCIAL STATEMENTS / / AUGUST 31, 2001 CONTINUED

securities may be valued by an outside pricing service approved by the Directors. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and
(5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. Joint Repurchase Agreement Account -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements for cash, or U.S. Treasury or federal agency obligations.

D. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment;

Morgan Stanley High Yield Securities Inc.
NOTES TO FINANCIAL STATEMENTS / / AUGUST 31, 2001 CONTINUED

temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. Investment Management Agreement
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, calculated daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of daily net assets not exceeding $500 million; 0.425% to the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.375% to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; 0.325% to the portion of daily net assets exceeding $2 billion but not exceeding
$3 billion; and 0.30% to the portion of daily net assets exceeding $3 billion.

3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 0.75% of the average daily net assets of Class B; and (iii) Class C -- up to 0.85% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Directors will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled approximately $61,343,000 at August 31, 2001.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a

Morgan Stanley High Yield Securities Inc.
NOTES TO FINANCIAL STATEMENTS / / AUGUST 31, 2001 CONTINUED

gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended August 31, 2001, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.15% and 0.85%, respectively.

The Distributor has informed the Fund that for the year ended August 31, 2001, it received contingent deferred sales charges from certain redemptions of the Fund's Class A Shares, Class B shares and Class C shares of approximately $12,800, $3,170,800 and $61,900, respectively and received approximately $217,400 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended August 31, 2001, aggregated $579,961,328 and $718,937,628, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At August 31, 2001, the Fund had transfer agent fees and expenses payable of approximately $44,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended August 31, 2001 included in Directors' fees and expenses in the Statement of Operations amounted to $7,770. At August 31, 2001, the Fund had an accrued pension liability of $56,861 which is included in accrued expenses in the Statement of Assets and Liabilities.

Morgan Stanley High Yield Securities Inc.
NOTES TO FINANCIAL STATEMENTS / / AUGUST 31, 2001 CONTINUED

5. Capital Stock
Transactions in capital stock were as follows:

                                       FOR THE YEAR                 FOR THE YEAR
                                           ENDED                        ENDED
                                      AUGUST 31, 2001              AUGUST 31, 2000
                                ---------------------------  ---------------------------
                                   SHARES        AMOUNT         SHARES        AMOUNT
                                ------------  -------------  ------------  -------------
CLASS A SHARES
Sold..........................    19,209,128  $  63,780,578    20,398,269  $ 102,571,421
Reinvestment of dividends.....     1,049,177      3,186,287       938,139      4,701,847
Redeemed......................   (17,600,601)   (59,066,199)  (20,620,177)  (103,264,873)
                                ------------  -------------  ------------  -------------
Net increase -- Class A.......     2,657,704      7,900,666       716,231      4,008,395
                                ------------  -------------  ------------  -------------
CLASS B SHARES
Sold..........................    87,486,847    281,384,559    83,309,893    422,185,285
Reinvestment of dividends.....    17,505,252     53,772,493    16,592,293     82,984,770
Redeemed......................  (136,458,377)  (426,230,286) (131,901,232)  (669,368,755)
                                ------------  -------------  ------------  -------------
Net decrease -- Class B.......   (31,466,278)   (91,073,234)  (31,999,046)  (164,198,700)
                                ------------  -------------  ------------  -------------
CLASS C SHARES
Sold..........................    13,531,056     45,899,890    10,104,080     51,348,473
Reinvestment of dividends.....     1,676,677      5,136,460     1,362,762      6,824,019
Redeemed......................   (13,756,797)   (45,459,076)  (11,267,273)   (57,763,912)
                                ------------  -------------  ------------  -------------
Net increase -- Class C.......     1,450,936      5,577,274       199,569        408,580
                                ------------  -------------  ------------  -------------
CLASS D SHARES
Sold..........................    20,506,858     63,372,986     9,035,431     45,961,462
Reinvestment of dividends.....     5,852,214     17,880,440     4,875,203     24,378,740
Redeemed......................   (24,049,991)   (76,269,309)  (17,661,637)   (90,204,914)
                                ------------  -------------  ------------  -------------
Net increase (decrease) --
 Class D......................     2,309,081      4,984,117    (3,751,003)   (19,864,712)
                                ------------  -------------  ------------  -------------
Net decrease in Fund..........   (25,048,557) $ (72,611,177)  (34,834,249) $(179,646,437)
                                ============  =============  ============  =============

6. Change in Accounting Policy
Effective September 1, 2001, the Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change will have no impact on the net assets of the Fund, but will result in a decrease in the cost of securities and a corresponding decrease to undistributed net investment income based on securities held as of August 31, 2001.

Morgan Stanley High Yield Securities Inc.
NOTES TO FINANCIAL STATEMENTS / / AUGUST 31, 2001 CONTINUED

7. Federal Income Tax Status
At August 31, 2001, the Fund had a net capital loss carryover of approximately $482,783,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through August 31 in the following years:

                          AMOUNT IN THOUSANDS
-----------------------------------------------------------------------
  2002     2003     2004     2005     2006     2007     2008     2009
--------  -------  -------  -------  -------  -------  -------  -------
$166,660.. $50,599 $23,296  $39,319  $12,603  $24,919  $69,857  $95,530
========  =======  =======  =======  =======  =======  =======  =======

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $199,075,000 during fiscal 2001.

At August 31, 2001, the Fund had temporary book/tax differences primarily attributable to post-October losses, capital loss deferrals on wash sales and interest on bonds in default and permanent book/tax differences primarily attributable to an expired capital loss carryover. To reflect reclassifications rising from the permanent differences, paid-in-capital was charged $45,204,931, accumulated net realized loss was credited $45,084,008 and dividends in excess of net investment income was credited $120,923.

Morgan Stanley High Yield Securities Inc.
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

                                                                                               FOR THE PERIOD
                                           FOR THE YEAR ENDED AUGUST 31,                       JULY 28, 1997*
                           --------------------------------------------------------------          THROUGH
                              2001             2000             1999             1998          AUGUST 31, 1997
                           -----------      -----------      -----------      -----------      ---------------
Class A Shares++
Selected Per Share Data:
Net asset value,
 beginning of period.....    $  4.35          $  5.51          $  6.16          $  6.82            $ 6.83
                             -------          -------          -------          -------            ------
Income (loss) from
 investment operations:
  Net investment
   income................       0.47             0.69             0.72             0.76              0.07
  Net realized and
   unrealized loss.......      (1.99)           (1.13)           (0.63)           (0.71)            (0.03)
                             -------          -------          -------          -------            ------
Total income (loss) from
 investment operations...      (1.52)           (0.44)            0.09             0.05              0.04
                             -------          -------          -------          -------            ------
Less dividends from net
 investment income.......      (0.51)           (0.72)           (0.74)           (0.71)            (0.05)
                             -------          -------          -------          -------            ------

Net asset value, end of
 period..................    $  2.32          $  4.35          $  5.51          $  6.16            $ 6.82
                             =======          =======          =======          =======            ======
Total Return+............     (37.05)%          (8.88)%           1.47%            0.40%             0.65%(1)
Ratios to Average Net
 Assets:
Expenses.................       0.77%(3)         0.70%(3)         0.68%(3)         0.75%(3)          0.93%(2)
Net investment income....      15.17%(3)        13.62%(3)        12.42%(3)        11.30%(3)         11.80%(2)
Supplemental Data:
Net assets, end of
 period, in thousands....    $36,762          $57,273          $68,667          $30,678            $1,996
Portfolio turnover
 rate....................         49%              20%              36%              66%              113%

---------------------

 *   THE DATE SHARES WERE FIRST ISSUED.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley High Yield Securities Inc.
FINANCIAL HIGHLIGHTS CONTINUED

                                                                                                 FOR THE PERIOD
                                             FOR THE YEAR ENDED AUGUST 31,                       JULY 28, 1997*
                           -----------------------------------------------------------------         THROUGH
                              2001             2000              1999              1998          AUGUST 31, 1997
                           -----------     -------------     -------------     -------------     ---------------
Class B Shares++
Selected Per Share Data:
Net asset value,
 beginning of period.....   $   4.34        $     5.50        $     6.15        $     6.82           $  6.83
                            --------        ----------        ----------        ----------           -------
Income (loss) from
 investment operations:
  Net investment
   income................       0.46              0.66              0.69              0.73              0.07
  Net realized and
   unrealized loss.......      (1.99)            (1.13)            (0.64)            (0.72)            (0.03)
                            --------        ----------        ----------        ----------           -------
Total income (loss) from
 investment operations...      (1.53)            (0.47)             0.05              0.01              0.04
                            --------        ----------        ----------        ----------           -------
Less dividends from net
 investment income.......      (0.49)            (0.69)            (0.70)            (0.68)            (0.05)
                            --------        ----------        ----------        ----------           -------

Net asset value, end of
 period..................   $   2.32        $     4.34        $     5.50        $     6.15           $  6.82
                            ========        ==========        ==========        ==========           =======
Total Return+............     (37.27)%           (9.39)%            0.92%            (0.23)%            0.62%(1)
Ratios to Average Net
 Assets:
Expenses.................       1.37%(3)          1.25%(3)          1.24%(3)          1.25%(3)          1.42%(2)
Net investment income....      14.57%(3)         13.07%(3)         11.86%(3)         10.80%(3)         11.28%(2)
Supplemental Data:
Net assets, end of
 period, in thousands....   $664,706        $1,381,008        $1,927,186        $1,761,147           $15,828
Portfolio turnover
 rate....................         49%               20%               36%               66%              113%

---------------------

 *   THE DATE SHARES WERE FIRST ISSUED.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley High Yield Securities Inc.
FINANCIAL HIGHLIGHTS CONTINUED

                                                                                        FOR THE PERIOD
                                        FOR THE YEAR ENDED AUGUST 31,                   JULY 28, 1997*
                           --------------------------------------------------------         THROUGH
                              2001           2000           1999            1998        AUGUST 31, 1997
                           ----------     ----------     -----------     ----------     ---------------
Class C Shares++
Selected Per Share Data:
Net asset value,
 beginning of period.....   $  4.34        $  5.51        $   6.15        $  6.82           $ 6.83
                            -------        -------        --------        -------           ------
Income (loss) from
 investment operations:
  Net investment
   income................      0.45           0.66            0.68           0.72             0.07
  Net realized and
   unrealized loss.......     (1.98)         (1.14)          (0.62)         (0.72)           (0.03)
                            -------        -------        --------        -------           ------
Total income (loss) from
 investment operations...     (1.53)         (0.48)           0.06           0.00             0.04
                            -------        -------        --------        -------           ------
Less dividends from net
 investment income.......     (0.49)         (0.69)          (0.70)         (0.67)           (0.05)
                            -------        -------        --------        -------           ------

Net asset value, end of
 period..................   $  2.32        $  4.34        $   5.51        $  6.15           $ 6.82
                            =======        =======        ========        =======           ======
Total Return+............    (37.34)%        (9.66)%          0.99%         (0.34)%           0.62%(1)
Ratios to Average Net
 Assets:
Expenses.................      1.47%(3)       1.35%(3)        1.34%(3)       1.36%(3)         1.52%(2)
Net investment income....     14.47%(3)      12.97%(3)       11.76%(3)      10.69%(3)        11.18%(2)
Supplemental Data:
Net assets, end of
 period, in thousands....   $49,818        $86,951        $109,142        $56,626           $5,225
Portfolio turnover
 rate....................        49%            20%             36%            66%             113%

---------------------

 *   THE DATE SHARES WERE FIRST ISSUED.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley High Yield Securities Inc.
FINANCIAL HIGHLIGHTS CONTINUED

                                                  FOR THE YEAR ENDED AUGUST 31
                           ---------------------------------------------------------------------------
                             2001++          2000++          1999++          1998++           1997*
                           -----------     -----------     -----------     -----------     -----------
Class D Shares
Selected Per Share Data:
Net asset value,
 beginning of period.....   $   4.35        $   5.51        $   6.16        $   6.82        $   6.71
                            --------        --------        --------        --------        --------
Income (loss) from
 investment operations:
  Net investment
   income................       0.48            0.70            0.74            0.78            0.79
  Net realized and
   unrealized gain
   (loss)................      (1.99)          (1.13)          (0.64)          (0.71)           0.15
                            --------        --------        --------        --------        --------
Total income (loss) from
 investment operations...      (1.51)          (0.43)           0.10            0.07            0.94
                            --------        --------        --------        --------        --------
Less dividends from net
 investment income.......      (0.52)          (0.73)          (0.75)          (0.73)          (0.83)
                            --------        --------        --------        --------        --------

Net asset value, end of
 period..................   $   2.32        $   4.35        $   5.51        $   6.16        $   6.82
                            ========        ========        ========        ========        ========
Total Return+............     (36.95)%         (8.69)%          1.67%           0.63%          15.01%
Ratios to Average Net
 Assets:
Expenses.................       0.62%(1)        0.50%(1)        0.49%(1)        0.51%(1)        0.68%
Net investment income....      15.32%(1)       13.82%(1)       12.61%(1)       11.54%(1)       11.78%
Supplemental Data:
Net assets, end of
 period, in thousands....   $137,319        $246,941        $333,714        $400,582        $479,020
Portfolio turnover
 rate....................         49%             20%             36%             66%            113%

---------------------

 * PRIOR TO JULY 28, 1997, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO THAT DATE HAVE BEEN DESIGNATED CLASS D SHARES.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley High Yield Securities Inc.
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of Morgan Stanley High Yield Securities Inc.:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley High Yield Securities Inc. (the "Fund"), formerly Morgan Stanley Dean Witter High Yield Securities Inc., including the portfolio of investments, as of August 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley High Yield Securities Inc. as of August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United State of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
OCTOBER 16, 2001

                      2001 FEDERAL TAX NOTICE (UNAUDITED)

       During the fiscal year ended August 31, 2001, 0.13% of the income dividends paid by the Fund qualified for the dividends received deduction available to corporations.

       Of the Fund's ordinary income dividends paid during the fiscal year, 0.28% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

DIRECTORS

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Stephen F. Esser
Vice President

Gordon W. Loery
Vice President

Deanne Loughnane
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Distributors Inc., member NASD.



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[ARTWORK]

Morgan Stanley
High Yield Securities

ANNUAL REPORT
AUGUST 31, 2001